Exhibit 10.18

Loan Agreement

THIS AGREEMENT made as of the 23rd day of September, 2014.

BETWEEN:

VIVENTIA BIO INC., a corporation incorporated under the laws of the Province of Ontario

(the “Borrower”) -and-

CLAIRMARK INVESTMENTS LTD., a corporation incorporated under the laws of the Province of Ontario

(the “Lender”)

WHEREAS the Borrower is an indirect subsidiary of the Lender and has entered into this Loan Agreement to induce the Lender to make a Loan Facility available to the Borrower on the terms and conditions set out herein;

NOW THEREFORE in consideration of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                         Definitions: In this Agreement, including, without limitation, in the recitals to this Agreement, the following capitalized words, terms and expressions have the respective meanings set out below:

(a)                                 “Agreement”, “this Agreement”, “hereto”, herein”, “hereof, “hereby”, “hereunder” and similar expressions used herein shall refer to the whole of this Agreement and any schedule hereto, as amended, restated, supplemented or replaced from to time;

(b)                                 “Business Day” means each day other than a Saturday, Sunday or any other day on which the chartered banks are not open for business in the Province of Ontario;

(c)                                  “Canadian Dollars” or “Cdn.” means lawful money of Canada;

(d)                                 “Loan Facility” has the meaning ascribed thereto in Section 2.01 hereof;

(e)                                  “Event of Default” means any one of the Events of Default set out in Article V hereof;

(f)                                   “First Advance” means the first advance by the Lender of the Loan;

(g)                                  “First Advance Date” means the date of the First Advance;

(h)                                 “Insurance” means the insurance referred to in Article VI hereof;

(i)                                     “Loan” means ail loans under the Loan Facility referred to in Section 2.01 herein;

(j)                                    “Outstanding Loan Amount” means the aggregate principal amount of all advances outstanding and unpaid from time to time under the Loan;

(k)                                 “Permitted Encumbrances” means those encumbrances set out in Schedule 1 hereto annexed; and

(l)                                     “Prime Rate” means the floating annual rate of interest established from time to time by The Toronto-Dominion Bank as the base rate it will use to determine rates of interest on Canadian Dollar loans to customers in Canada and designated as “Prime Rate”.

Section 1.02.                         Schedule: The following schedule is attached hereto and is incorporated in and deemed to be an integral part of this Agreement:

Schedule “1”  -               Permitted Encumbrances

ARTICLE II
LOAN FACILITY

Section 2.01.                         Loan Facility Established: In reliance upon the representations, warranties and covenants of the Borrower herein contained and subject to the terms herein set forth, the Lender hereby establishes the following unsecured loan facility (the “Loan Facility”) in favour of the Borrower:

(i)	Loan Facility:	A revolving unsecured loan facility in the aggregate principal amount of CDN $8,000,000 to be available on the following terms and conditions:

(ii)	Purpose:	To provide working capital for the Borrower;

(iii)	Term:	Five (5) years from the First Advance Date (the “Term”);

(iv)	Due Date:	Payable on the earlier of: (i) expiry of the Term, or (ii) Lender’s acceleration of the Loan under the terms of Section 5.02;

(v)	Interest Rate:	Prime Rate plus 3% per annum calculated daily and payable monthly in arrears on the last Business Day in each calendar month;

Section 2.02.                         Proof of Outstanding Loan Amount:  The records maintained by the Lender in accordance with its usual practice of the amounts advanced to the Borrower in connection with the Loan and the amounts of such advances which are outstanding and the records maintained by the Lender of the amounts of interest and other fees and costs payable and paid under this Agreement shall constitute prima facie proof thereof in any legal proceedings or action in respect of this Agreement.

Section 2.03.                         Interest:  The Borrower agrees to pay interest to the Lender on the Outstanding Loan Amount under the Loan Facility, in accordance with the following provisions:

(a)                                 the Borrower shall pay interest, both before and after demand or judgment, at the rate referred to in Section 2.01 hereof on the daily closing balance of the Loan Facility, such interest to be calculated and payable in accordance with Section 2.01(v);

(b)                                 interest on overdue interest shall be payable at the rate of the current rate of interest plus 3% per annum, calculated on a daily basis and charged monthly;

(c)                                  payments of principal, interest (including overdue interest) and other moneys payable hereunder received by the Lender after 2:00 p.m. (Toronto time) on any particular day shall be deemed to have been made and received by the Lender on the next Business Day.

Section 2.04.                         Approval of Advances:  The Borrower may request loan advances up to the undrawn balance of the Loan Facility from the Lender from time to time on not less than two (2) Business Days’ notice in writing subject to the satisfaction of the pre-conditions to the First Advance set out in Sections 2.05(b), (c) and (d) below, and provided further that the Outstanding Loan Amount following such advance shall not exceed the aggregate amount of the Loan Facility set out in Section 2.01 (i) above.  Each loan advance requested by the Borrower shall be for an amount not less than the lesser of $100,000 or the undrawn balance of the Loan Facility.

Section 2.05.                         Pre-Conditions to First Advance:  The Lender shall not be obliged to make the First Advance unless and until each of the following conditions has been fulfilled, satisfied and performed in a manner completely satisfactory to the Lender:

(a)                                 each of the covenants and agreements set out in this Agreement shall have been performed, fulfilled and satisfied;

(b)                                 no Event of Default shall have occurred and continue to subsist and no event or circumstance shall have occurred and no condition shall exist which will result, either immediately, or with the lapse of time or giving of notice or both, in the occurrence or existence of an Event of Default;

(c)                                  each of the warranties and representations made by the Borrower in this Agreement and in any other document, material, information or report supplied or delivered to the Lender shall be true and correct in all material respects when made; and

(d)                                 no material adverse change which, in the opinion of the Lender, acting reasonably, is likely to impair the ability of the Borrower to perform its obligations under this Agreement (including, without limitation, the obligation to repay the Loan and other monies due hereunder) shall have occurred since the date of delivery to Lender of Borrower’s most recent audited year-end financial statements.

Each of the conditions set forth in Section 2.05 is for the exclusive benefit of the Lender, and unless waived in writing by the Lender shall be fulfilled, satisfied and performed by the Borrower.

Section 2.06.                         Repayment of Principal: The Lender acknowledges and agrees that the Borrower shall be entitled to prepay all or any portion of the Outstanding Loan Amount from time to time, in the discretion of the board of directors of the Borrower, without any penalty.  Lender further agrees that, if requested by the Borrower not less than thirty (30) days prior to the Due Date, the parties shall negotiate in good faith to extend the Due Date for the Loan Facility, and that the Borrower shall be permitted not less than 90 days to repay the Outstanding Loan Amount, following the Due Date, if the parties have been unable to agree on such extension by the Due Date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01.                         Representations and Warranties: In order to induce the Lender to enter into this Agreement and to make available the Loan and to make advances of the Loan, the Borrower hereby makes the following representations and warranties to the Lender as at the date hereof:

(a)                                 Corporate Power, No Conflict with Laws or Agreements: None of the execution or the delivery of this Agreement by the Borrower, or the consummation by it of the transactions herein contemplated, or the compliance by it with the terms, conditions and provisions hereof will conflict with or result in a breach of any of the terms, conditions or provisions of:

(i)                                     its constating documents;

(ii)                                  any agreement, instrument or arrangement to which the Borrower, or by which the Borrower or any of its property is or may be bound, or constitute a default thereunder, or result thereunder in the creation or imposition of any security interest, mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower;

(iii)                               any judgment, order, writ, injunction or decree of any court relating to the Borrower; or

(iv)                              any applicable law or governmental regulation relating to the Borrower or its properties or assets.

(b)                                 Status: The Borrower is a corporation duly incorporated and organized and is validly subsisting under the laws of its jurisdiction of incorporation;

(c)                                  Agreement Binding: This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation enforceable in accordance with its terms, subject to applicable laws relating to bankruptcy, insolvency and other similar laws affecting creditors(1) rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction;

(d)                                 Litigation: There are no actions, suits or proceedings pending or, to its knowledge, threatened, at law or in equity or before any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any court or arbitrator of any kind, which involve a reasonable possibility of any material adverse change in the financial condition of the Borrower and, to the best of its knowledge, the Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign;

(e)                                  Information Provided: All information, data and reports (financial or otherwise) furnished by or on behalf of the Borrower to induce the Lender to enter into this Agreement were true, accurate and complete in all material respects at the time that they were furnished to the Lender;

(f)                                   Disclosure: There are no facts directly relating to the Borrower, not disclosed herein or otherwise disclosed to the Lender which, if known to the Lender, might reasonably be expected to deter the Lender from completing the transaction contemplated in this Agreement;

(g)                                  Material Adverse Change: No material adverse change has occurred in the assets, business prospects, condition or operations of the Borrower since the conclusion of the Lender’s due diligence investigations and there has been no material change, discrepancy or inaccuracy in any information, statements, representations or warranties made or furnished to the Lender by or on behalf of the Borrower in order to induce the Lender to make the Loan available to the Borrower;

(h)                                 No Assignment: Other than Permitted Encumbrances, there has been no assignment, sale, transfer, conveyance, mortgage, charge, pledge or hypothecation, absolute or contingent, direct or indirect, of the whole or any part of the Borrower’s rights, title and interest in any of its properties or assets;

(i)                                     Maintain Insurance: The Borrower is maintaining or causing to be maintained in full force and effect the Insurance; and

(j)                                    Waiver or Accepted Change not Deemed to be Repeated: If, with respect to any advance of the Loan, the Lender waives or accepts any change in the representations or warranties as set out herein, such waiver or accepted change shall not constitute a default or breach with respect to such advance of the Loan provided, however, that such waiver or accepted change with respect to any such advance of the Loan shall not be, or be deemed to be, a waiver or accepted change in the representations or warranties with respect to any subsequent advance of the Loan.

ARTICLE IV

COVENANTS

Section 4.01.                         Affirmative Covenants: The Borrower covenants and agrees with the Lender that:

(a)                                 Perform Obligations: The Borrower shall fully observe and perform its obligations under this Agreement and all other agreements between the Borrower and the Lender, including, without limitation, duly and punctually paying all amounts payable by the Borrower, when due;

(b)                                 Corporate Existence:  The Borrower shall maintain in good standing its corporate existence under the laws of its jurisdiction of incorporation and qualify and remain duly qualified to do business and own property in each jurisdiction in which such qualification is necessary in view of its business and operations;

(c)                                  Compliance with Law: The Borrower shall comply, in all material respects, with all applicable laws, rules, regulations and orders pertaining to the Borrower;

(d)                                 Financial Information regarding the Borrower: The Borrower shall deliver or cause to be delivered to the Lender, from time to time, such financial information concerning the Borrower, as the Lender may reasonably request, including, without limitation:

(i)                                     internally prepared monthly financial statements of the Borrower within thirty (30) days of month-end and quarter-end financial statements, delivered within thirty (30) days of the quarter-end;

(ii)                                  audited year-end financial statements of the Borrower within 90 days of year-end;

(e)                                  Material Adverse Change: The Borrower will provide the Lender with prompt written notice of any material adverse change in its financial condition since the date of delivery to Lender of Borrower’s most recent audited year-end financial statements and of any matter, act or thing materially adversely affecting its property or assets, its interest therein or of any material loss, destruction, damage of or to any of its property;

(f)                                   Inspections: The Borrower shall permit the Lender and all other Persons designated by the Lender to visit and inspect the property and assets of the Borrower during normal business hours upon reasonable prior notice given to the Borrower and to examine and make copies of all books and records relating to the property and assets of the Borrower and shall ensure that the Lender and each such Person has free and unrestricted access to the property and assets of the Borrower and every part thereof and to such books and records, and that the Lender and each such Person will be provided with such information and data relating to the property and assets of the Borrower as the Lender or such Person may reasonably request; and

(g)                                  Permitted Encumbrances: The Borrower will keep and maintain each of the Permitted Encumbrances in good standing and will comply with the terms thereof and will forthwith notify the Lender in writing describing in reasonable detail any defaults thereunder.

Section 4.02.                         Negative Covenants: The Borrower covenants and agrees with the Lender that:

(a)                                 Further Mortgaging: Except for Permitted Encumbrances, the Borrower will not place or secure any debt in addition to the Loan against any of the Borrower’s properties or assets, nor will it create, assume or permit to exist any mortgage, charge, hypothec, pledge, lien or other encumbrance or security interest with respect to any of the Borrower’s property or assets;

(b)                                 Transfer: Other than in the ordinary course of business, the Borrower will not dispose of or transfer by way of sale, conveyance, assignment, mortgage, charge, security interest or otherwise, its undertaking, property or assets or any part thereof or its interest therein or any part thereof, without the prior written consent of the Lender;

(c)                                  Not Change Name: The Borrower will not change its name unless thirty (30) days’ prior written notice thereof has been given to the Lender.

ARTICLE V
EVENTS OF DEFAULT

Section 5.01.                         Events of Default: Without in any way derogating from the rights of the Lender hereunder, each of the following events shall constitute an event of default (an “Event of Default”) under this Agreement:

(a)                                 if the Borrower defaults in the observance or performance of any covenant, undertaking or condition herein required to be observed or performed by the Borrower or any other agreement between the Lender and the Borrower and if such default shall continue for a period often (10) Business Days after a notice in writing has been given by the Lender and received by the Borrower specifying such default;

(b)                                 if an order is made or a resolution is passed for the winding-up, dissolution or the liquidation of the Borrower or if a petition is filed or other processes taken for the winding-up, dissolution or liquidation of the Borrower, and if such default shall continue for a period often (10) Business Days after a notice in writing has been given by the Lender and received by the Borrower specifying such default;

(c)                                  if the Borrower ceases to carry on its business, makes a bulk sale of its assets that is not in compliance with the Bulk Sales Act (Ontario), commits any act of bankruptcy, becomes insolvent or goes into liquidation, makes a compromise or general assignment for the benefit of its creditors;

(d)                                 if a bankruptcy petition is filed or presented against the Borrower or if a receiver takes possession of any of the assets of the Borrower, except if such proceeding is in good faith diligently contested by the Borrower within ten (10) Business Days from the institution of the relevant proceeding;

(e)                                  if any proceedings with respect to the Borrower are commenced under the Companies’ Creditors Arrangement Act (Canada) (“CCAA”).  Notwithstanding the foregoing, the Borrower covenants and agrees that in the event that any proceedings have been commenced under the CCAA in respect of the Borrower the Lender will be named as a creditor in respect of such proceedings and the Lender will be unaffected by same and will be the sole provider of an operating credit facility during CCAA proceedings (debtor-in-possession financing) on terms no more advantageous to the Borrower than those set forth herein.  The Borrower further covenants not to create any security interests which may impact on the priority of the Lender’s security interests without the Lender’s prior written consent;

(f)                                   if any execution, sequestration, extent or other process of any court becomes enforceable against the Borrower and remains unsatisfied for ten (10) Business Days after notice thereof by the Lender to the Borrower or if any distress or analogous process is levied upon its property or assets, or any part thereof, or if any encumbrancer takes possession of its property or assets or any part thereof and remains unsatisfied for ten (10) Business Days after notice thereof by the Lender to the Borrower, except if such proceeding is in good faith diligently contested by the Borrower within ten (10) Business Days from the institution of the relevant proceeding; or

(g)                                  if the Borrower shall permit any sum which has been admitted as due by the Borrower or is not disputed to be due by it and which forms or is capable of being made a charge upon any of its property or assets to remain unpaid for ten (10) Business Days after proceedings have been taken to enforce same, except if such proceeding is in good faith diligently contested by the Borrower within ten (10) Business Days from the institution of the relevant proceeding.

Section 5.02.                         Remedies: Upon the occurrence and during the continuance of an Event of Default, in addition to the rights and remedies given it by this Agreement and all those allowed by all applicable laws, the Lender may, at its sole option, declare the Loan and any other sums due, owing or payable hereunder to be immediately due and payable, all without presentment, demand, protest, notice of dishonour or any other demand or notice whatsoever, all of which are expressly hereby waived by the Borrower and the Lender may take all such steps and exercise all such remedies as may be permitted hereunder or by law or equity as it may deem necessary to protect and enforce its rights hereunder.

ARTICLE VI

INSURANCE

Section 6.01.                         Covenant to Insure: The Borrower covenants and agrees that it will, with an insurer acceptable to the Lender, insure, keep insured or cause to be insured and kept insured, all insurable property forming part of the Lender’s security with operating, building and fire insurance with limits in such amounts as the Lender may from time to time reasonably require, with loss payable to the Lender as first mortgagee by way of an Insurance Bureau of Canada approved mortgage clause acceptable to the Lender.

Section 6.02.                         Covenant to Pay Premiums and Proceeds: The Borrower shall duly and punctually pay or cause to be paid all premiums and other sums of money payable for maintaining all insurance required to be maintained and effected under Section 6.01 hereof.  In the event of failure on the part of the Borrower to maintain or cause to be maintained any insurance required by Section 6.01 hereof, the Lender may, but shall not be obliged to, effect such insurance, and the Borrower covenants to repay to the Lender all of the premiums paid by the Lender, and such amounts shall be added to the Outstanding Loan Amount.  The Borrower shall deliver to the Lender forthwith upon written request by the Lender evidence of payment of all premiums and other sums of money payable for keeping and maintaining the insurance referred to in Section 6.01 hereof and shall deposit with the Lender copies of all such policies, signed by the insurer, setting forth with reasonable particularity the terms of all policies of insurance which are required to be maintained hereunder.

Section 6.03.                         Application of Insurance Proceeds: All proceeds from the insurance referred to in Section 6.01 hereof (other than third party liability insurance) shall be paid to the Lender by the insurer and shall be applied by the Lender in payment of the Outstanding Loan Amount.  The Borrower shall, for such purposes, do, sign, execute and endorse all transfers, assignments, cheques, loss claims, proofs of claim, receipts, writings and things necessary and hereby irrevocably appoints the Lender its attorney to do, sign, execute and endorse as aforesaid should the Borrower fail to do so when requested by the Lender.

ARTICLE VII
COMPENSATION AND SET-OFF

Section 7.01.                         Compensation and Set-Off: In addition to and not in limitation of any rights now or hereafter granted under applicable law, if an Event of Default occurs, the Lender is authorized at any time and from time to time to the fullest extent permitted by law without notice to the Borrower or to any other Person, any notice being expressly waived by the Borrower, to set-off and compensate and to apply any and all indebtedness at any time owing by the Lender to or for the credit of or the account of the Borrower against and on account of the obligations and liabilities of the Borrower due and payable to the Lender under this Agreement, including, without limitation, all claims of any nature or description arising out of or connected with this Agreement, irrespective of whether or not the Lender has made any demand under this Agreement.  Without any obligation or liability on its part, the Lender will attempt in good faith to advise the Borrower of the Lender’s exercise of any of its rights under this Section 7.01.

ARTICLE VIII
GENERAL PROVISIONS

Section 8.01.                         Notices: Any notice, demand, request, consent, agreement or approval which may or is required to be given pursuant to this Agreement shall be in writing and shall be sufficiently given or made if served personally upon the party for whom it is intended, or transmitted by facsimile, or (except in the case of an actual or pending disruption of postal service) mailed by registered mail, and in the case of:

(a)                                 the Lender, addressed to it at:

Leslie Dan
3A Novapharm Court
Toronto, Ontario, Canada
M1B 2K9
Attention:
Fax:  415-291-2162

(b)                                 the Borrower, addressed to it at:

Viventia Bio Inc.
147 Hamelin St.
Winnipeg, Manitoba, Canada
R3T 3Z1
Attention:
Fax:  204-452-7721

Each party may, from time to time, change its address or stipulate another address from the address described above in the manner provided in this Section.  The date of receipt of any such notice, demand, request, consent, agreement or approval, if served personally, shall be deemed to be the date of delivery thereof; if transmitted by facsimile, the date of receipt shall be deemed to be the first (1st) Business Day after transmission; or if mailed as aforesaid, the date of receipt shall be deemed to be the fourth (4th) Business Day following the date of mailing.  For the purposes hereof, personal service on the Borrower shall be effectively made by delivery to an officer, director or employee of the Borrower at its address set out above.  If on the date of mailing or on or before the fourth (4th) Business Day thereafter, there is a general interruption in the operation of postal service in Canada which does or is likely to delay delivery by mail, to the extent possible, the communications aforesaid shall be served personally.

Section 8.02.                         Waiver: No consent or waiver, express or implied, by the Lender to or of any breach or default by the Borrower in performance of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by it of its obligations hereunder.  Failure on the part of the Lender to complain of any act or failure to act of the Borrower or to declare the Borrower in default, irrespective of how long such failure continues, shall not constitute a waiver by the Lender of its rights hereunder

Section 8.03.                         Amendments: This Agreement may not be modified or amended except with the written consent of the Lender and the Borrower.

Section 8.04.                         Further Assurances: The Borrower hereby agrees that it will, from time to time, at the request of the Lender, execute and deliver such assignments, instruments, documents, consents, agreements and conveyances and take such further action as may be reasonably required by the Lender to accomplish the purposes of this Agreement.

Section 8.05.                         Entire Agreement: This Agreement shall constitute the entire agreement between the Lender and the Borrower pertaining to the Loan and shall supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, relating thereto and there are no warranties, representations or other agreements between the Lender and the Borrower in connection with the Loan except as specifically set forth herein.

Section 8.06.                         Assignment:

(a)                                 The Lender may assign, transfer, negotiate, pledge or otherwise hypothecate, in whole or in part, this Agreement (provided that any assignee or transferee shall assume and be subject to the provisions of this Agreement), and all rights and remedies of the Lender in connection with the interest so assigned shall be enforceable against the Borrower as the same would have been by the Lender but for such assignment; and

(b)                                 The Borrower shall not assign its rights and obligations under this Agreement without the prior written consent of the Lender.

Section 8.07.                         Survival: All covenants, undertakings, agreements, representations and warranties made by the Borrower in this Agreement, and any certificates, reports, statements, information, data, documents or instruments delivered pursuant to or in connection with the Loan or this Agreement shall survive the execution and delivery of this Agreement, and any advances of the Loan made by the Lender pursuant to this Agreement, and shall continue in full force and effect until the Outstanding Loan Amount is paid in full.  All representations and warranties made by the Borrower in writing shall be deemed to have been relied upon by the Lender.

Section 8.08.                         Severability: If any provision of this Agreement shall be held invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall attach only to such provision and shall not affect any other provision of this Agreement and, where necessary, shall be construed as if such invalid, illegal or unenforceable provision had never been contained therein.

Section 8.09.                         Successors and Assigns: Subject to Section 8.06 hereof, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 8.10.                         Expenses: All costs and expenses incurred by the Lender in connection with this Agreement, any transactions carried on pursuant hereto, the Loan, an advance of the Loan and any registrations or filings with respect thereto shall be paid by the Borrower and may, at the Lender’s option, be deducted from any advance of the Loan.

Section 8.11.                         Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 8.12.                         Time of the Essence: Time is of the essence of this Agreement and shall continue to be of the essence.

Section 8.13.                         Registrations: None of the preparation, execution or the registration of this Agreement, or any filing or registration with respect thereto, shall bind the Lender to make an advance of the Loan unless and until each of the terms, conditions and provisions contained herein have been satisfied and performed by the Borrower to the full satisfaction of the Lender.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

LENDER:

CLAIRMARK INVESTMENTS LTD.

Per:	/s/ Leslie Dan
Name: Leslie Dan
Title: President

I have authority to bind the Corporation.

BORROWER:

ViVENTIA BIO INC.

Per:	/s/ Leslie Dan
Name: Leslie Dan
Title: President and Secretary

I have authority to bind the Corporation.

SCHEDULE 1 - PERMITTED ENCUMBRANCES

(a)                                 Liens for security given to a public authority or any municipality or government or other public authority when required by statutory or regulatory obligation in connection with the operation of the Borrower’s business in the ordinary course of the operation of that business, which do not, in the aggregate, materially interfere with the ordinary course of conduct of the Borrower’s business.

(b)                                 Liens for taxes, assessments, governmental charges or levies;

(i)                                     not at the time due or delinquent according to law; or

(ii)                                  which are due and payable, but in respect of which the validity is being contested in good faith by appropriate proceedings promptly instituted and diligently pursued, provided however that prior to the initiation of such proceedings, the full amount of such taxes, assessments, governmental charges and levies so contested shall have been paid and evidence, satisfactory to the Lender of such payment shall have been delivered to the Lender;

(c)                                  Liens in respect of any judgment rendered or claims filed against the Borrower which the Borrower is contesting in good faith by proper actions or proceedings promptly initiated and diligently pursued, provided that either:

(i)                                     prior to the initiation of such proceedings the Lender is satisfied and has been provided with such security as it may have requested to ensure that such contestation will involve no forfeiture of any part of the Borrower’s property; or

(ii)                                  prior to the initiation of such proceedings there shall have been paid to or deposited with the appropriate court an amount sufficient to pay such judgment or claim or security therefor acceptable to such court, and there shall have been delivered to the Lender, evidence satisfactory to it, of such payment or deposit;

(d)                                 Liens securing obligations not yet due and payable under unemployment insurance legislation, workers’ compensation programs, and other social security legislation; and

(e)                                  Liens:

(i)                                     securing public or statutory obligations of the Borrower;

(ii)                                  constituting deposits securing, or in lieu of, surety, appeal or custom bonds in proceedings to which the Borrower is a party; and

(iii)                               securing bids, tenders, contracts (other than contracts for the payment of money);

provided in each such case that such liens are not registered against title to any real or personal property of the Borrower or, if registered against title to any such real or personal property, are being contested in good faith by appropriate proceedings promptly initiated and diligently pursued and in respect of which the Lender is satisfied and has been provided with such security as it may have requested to ensure that such contestation will involve no forfeiture of any part of the Borrower’s property.